UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 1, 2011

Tribute Pharmaceuticals Canada Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Ontario, Canada
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-31198	Not Applicable
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

151 Steeles Avenue East, Milton, Ontario, Canada, L9T 1Y1
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(519) 434-1540
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Stellar Pharmaceuticals Inc.
544 Egerton Street, London, Ontario, Canada, N5W 3Z8
(FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment No. 3 to our Current Report on Form 8-K (the “Amendment”) as originally filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2011, as amended on February 9, 2012 and February 11, 2013 (collectively, the “Original Form 8-K”) to include unredacted versions of the executive employment agreements entered into with Rob Harris and Scott Langille, attached hereto as Exhibit 10.1 and 10.2, respectively.

Except for the exhibits attached hereto, no other information in the Original Form 8-K has been updated and this Amendment continues to speak as of the date of the Original Form 8-K. Other events occurring after the filing of the Original Form 8-K or other disclosure necessary to reflect subsequent events will be addressed in other reports filed with or furnished to the SEC subsequent to the date of the filing of the Original Form 8-K. The Company has re-filed the entire Form 8-K in order to provide more convenient access to the amended information in context.

 ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 1, 2011 (the “Closing Date”), Stellar Pharmaceuticals Inc. (the “Registrant”) entered into a Share Purchase Agreement (the “Agreement”) with Elora Financial Management Inc. (“Elora”), Mary-Ann Harris (“MAH”), Rob Harris (“RH” and, collectively with Elora and MAH, the “Shareholders”) and Scott Langille. The Shareholders are all of the shareholders of Tribute Pharmaceuticals Canada Ltd. and Tribute Pharma Canada Inc. (collectively, “Tribute”). Tribute are specialty pharmaceutical companies engaged in the acquisition, licensing and management of pharmaceutical products in Canada. Tributes’ products include Bezalip® SR (bezafibrate), a pan-peroxisome proliferator-activated receptor (pan-PPAR) activator used to treat hyperlipidemia, Soriatane®, a retinoid medicine indicated for the treatment of severe psoriasis, Cambia®, a formulation of diclofenac potassium and potassium bicarbonate powder for the acute treatment of migraine headaches with or without aura in patients over eighteen years of age, and Daraprim® (pyrimethamine), a medication used for protozoal infections, including for the treatment and prevention of malaria.

Pursuant to the terms of the Agreement, the Registrant acquired all of Tributes’ issued and outstanding common shares (the “Acquisition”) from the Shareholders in exchange for (i) an aggregate of 13 million common shares of the Registrant (the “Consideration Shares”) issued at the Closing Date and held in escrow to be released to the Shareholders over the 36 months following the Closing Date, (ii) CND$1,000,000 paid to the Shareholders at the Closing Date and (iii) CND$500,000 payable to the Shareholders on the twelve month anniversary of the Closing Date. In addition, upon the attainment of certain milestones set forth in the Agreement prior to the third anniversary of the Closing Date, the Shareholders will be entitled to an additional 2 million common shares of the Registrant (the “Milestone Shares” and, collectively with the Consideration Shares, the “Shares”). The Acquisition became effective at 7:00 a.m. on the Closing Date, at which time each Tribute entity continued in its corporate existence as wholly-owned subsidiaries of the Registrant. The foregoing issuance of the Consideration Shares to the Shareholders constituted approximately 35% of the Registrant’s issued and outstanding common shares as of and immediately after the Closing Date.

The Registrant’s directors approved the Agreement and the other transactions contemplated thereunder, including the Acquisition. The directors of Tribute and the Shareholders approved the Agreement and the other transactions contemplated thereunder, including the Acquisition.

Pursuant to the Acquisition, the Registrant assumed all of Tributes’ assets and liabilities, including the assumption of a Line of Credit with Bank of Montreal (the “Lender”) in the amount of CND$500,000 (the “Line of Credit”). The repayment of any outstanding amounts u nder the Line of Credit is at the demand of the Lender, and is secured by all of the assets of Tribute Pharma Canada Inc. and a personal guarantee by each of RH, MAH and Scott Langille. As of December 1, 2011, there was CND$16,241 drawn on the Line of Credit, at an interest rate per annum of prime plus 1.0%. The Line of Credit is used for general corporate purposes.

As of the Closing Date, RH, age 56, the President and Chief Executive Officer of Tribute, was elected and appointed as a director, President and Chief Executive Officer of the Registrant. RH has 30 years of pharmaceutical industry experience in both Canada and the United States in sales, marketing, business development and general management. Prior to co-founding Tribute in November 2005, he was the President & CEO of Legacy Pharmaceuticals Inc. from January 2004 to November 2005. RH also has previous experience at Biovail Corporation (now Valeant Pharmaceuticals International, Inc.) as VP of Business Development from February 2001 to September 2004, and as General Manager of Biovail Pharmaceuticals Canada from 1997 to February 2001. Before Biovail, he worked in various senior commercial management positions during his twenty-year tenure at Wyeth (Ayerst).

Arnold Tenney, the Registrant’s interim President and Chief Executive Officer, has stepped down from those positions as of the Closing Date and is continuing his role as Chairman and as a corporate director for the Registrant.

Also as of the Closing Date, Scott Langille, the Chief Financial Officer of Tribute, was appointed CFO of the Registrant. Mr. Langille has over 20 years’ experience in the pharmaceutical industry in both Canada and the United States. Prior to joining Tribute in September 2007, he was CFO of Virexx Medical Corp., a Canadian public biotech company, from March 2006 to April 2007, where he was responsible for strategic direction, business development initiatives, investor relations, corporate financing activities and financial operations. Prior to Virexx, from 1999 to 2000, he was Director, Corporate Finance at Biovail Corporation, from 2000 to 2001, he was Director of Finance at Biovail Pharmaceuticals Canada and from 2001 to 2002, he was Vice President at Biovail Pharmaceuticals Inc. in the United States. Other financial experience also includes management positions at AltiMed Pharmaceuticals from 1995 to 1999 and Zimmer Canada from 2004 to 2005. Mr. Langille has a professional accounting designation and MBA from the University of Toronto.

Janice Clarke, the Chief Financial Officer and VP of Administration of the Registrant until the Closing Date, has resigned as such and assumed as of the Closing Date the newly created position of VP of Finance and Administration for both Stellar and Tribute.

International headquarters for the combined company will be located in Milton, Ontario and shares of the Registrant will continue to trade under the Stellar name and ticker symbol SLXCF. The Registrant’s current London, Ontario headquarters will remain open as a branch office and in-house production facility. The Acquisition will initially result in an expanded sales force and commercial team in Canada.

The Company accounted for the Acquisition as a business combination. The tangible and intangible assets acquired and liabilities assumed in connection with the Acquisition were recognized based on their estimated fair values at the Closing Date. The Company believes these fair values as of the Closing Date were $7,423,415 for the 13,000,000 shares of common stock issued in connection with the Acquisition and an estimated contingent consideration of $1,559,405 for the additional 2,000,000 that can be issued under the Agreement and the future CND$500,000 payable to the Shareholders on the twelve month anniversary of the Closing Date. The determination of estimated fair values requires significant estimates and assumptions including, but not limited to, determining the timing and estimated costs to complete the in-process projects, projecting regulatory approvals, estimating future cash flows and developing appropriate discount rates. The Company believes the estimated fair values assigned to the assets acquired and liabilities assumed are based on reasonable assumptions.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” regarding the Acquisition is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” regarding the assumption of liabilities of Tribute as a result of the Acquisition is incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” regarding the issuance of common shares of the Registrant pursuant to the Agreement is incorporated herein by reference. The common shares issued and to be issued pursuant to the Agreement have been and will be offered and sold without registration under the Securities Act of 1933, as amended, in reliance on the exemptions provided by Section 4(2) of the Securities Act and in reliance on similar exemptions under applicable laws. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” regarding (a) the appointment and election of RH as a director, President and Chief Executive Officer of the Registrant, (b) the resignation of Arnold Tenney as the Registrant’s interim President and Chief Executive Officer, (c) the appointment of Scott Langille as the Chief Financial Officer of the Registrant and (d) the resignation of Janice Clarke, the Chief Financial Officer and VP of Administration of the Registrant, and appointment of Ms. Clarke as VP of Finance and Administration, is incorporated herein by reference.

RH Executive Employment Agreement

In connection with his appointment as a director, President and Chief Executive Officer of the Registrant, RH and the Registrant entered into an Executive Employment Agreement, the term of which commenced on December 1, 2011 and ends on December 31, 2014, with automatic three year renewal periods unless written notice of non-renewal is provided by RH upon no less than 90 days prior to the end of that term or by the Registrant upon no less than 180 days prior to the end of that term. For the first three year term, RH shall be paid an annual base salary of CND$250,000 for his services. RH’s annual salary for future terms shall be reviewed by the Registrant’s Board of Directors. The Registrant also has agreed to provide RH with a monthly automobile allowance of $1,200 during the term of the Agreement. RH shall be entitled to an initial grant of options governed by the terms of the Registrant’s stock option plan to purchase an aggregate of 1,034,276 common shares of the Registrant, which shall vest as follows:

(i) 50% of the options will be subject to a time vesting schedule beginning on April 1, 2012 and irrespective of RH’s continued employment with the Registrant as follows:

Date of Vesting	Number of Options Vested
April 1, 2012	8 1/3rds % of total options granted in (i)
July 1, 2012	8 1/3rds % of total options granted in (i)
October 1, 2012	8 1/3rds % of total options granted in (i)
January 1, 2013	8 1/3rds % of total options granted in (i)
April 1, 2013	8 1/3rds % of total options granted in (i)
July 1, 2013	8 1/3rds % of total options granted in (i)
October 1, 2013	8 1/3rds % of total options granted in (i)
January 1, 2014	8 1/3rds % of total options granted in (i)
April 1, 2014	8 1/3rds % of total options granted in (i)
July 1, 2014	8 1/3rds % of total options granted in (i)
October 1, 2014	8 1/3rds % of total options granted in (i)
January 1, 2015	8 1/3rds % of total options granted in (i)

The options in (i) above shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Registrant’s common shares on the day immediately preceding December 1, 2011 and an expiry date five years from the date of grant.

(ii) 25% of the options will be granted upon the quarterly achievement of either of the Gross Revenue or EBITDA targets, each as defined below, with a total of 50% of the options granted if both targets are achieved, during the three year term of the Executive Employment Agreement which shall vest as follows:

Date of Grant / Vesting	Number of Options Granted	Number of Options Vested
March 31, 2013	(a) 33 1/3rd % of total performance based options granted in (ii) above	25% of (a)
June 30, 2013		25% of (a)
September 30, 2013		25% of (a)
December 31, 2013		25% of (a)
March 31, 2014	(b) 33 1/3rd % of total performance based options granted in (ii) above	25% of (b)
June 30, 2014		25% of (b)
September 30, 2014		25% of (b)
December 31, 2014		25% of (b)
March 31, 2015	(c) 33 1/3rd % of total performance based options granted in (ii) above	25% of (c)
June 30, 2015		25% of (c)
September, 2015		25% of (c)
December 31, 2015		25% of (c)

●	Gross revenue and EBITDA targets for calendar 2012 to 2014 are to be contained in the budgets for 2012, 2013 and 2014 as approved by the Board of Directors of the Registrant.

The options referred to in clause (ii) above shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Registrant’s common shares on the day immediately preceding the date of grant and an expiry date five years from the date of grant.

Additionally, at the end of calendar 2012, and annually thereafter during the term of the Executive Employment Agreement, RH will be eligible for performance-based compensation equal to up to 50% of his annual salary in each calendar year upon the achievement of the above gross revenue and EBITDA targets for each calendar year as set out above. Should only one of the targets, either gross revenue or EBITDA, be achieved for a calendar year, then RH shall be eligible for 50% of the performance based compensation in such calendar year. In addition, RH shall receive employee benefits comparable to those provided to other executive officers of the Registrant, a monthly automobile allowance of $1,200, and six weeks of vacation per calendar year.

If RH’s employment is terminated by the Registrant for Just Cause or is terminated by RH other than for Good Reason (as such terms are defined in the Executive Employment Agreement), RH shall not be entitled to any further compensation, termination allowance or severance payment. If RH’s employment is terminated during the initial three year term by the Registrant for any reason other than for Just Cause or death, by the Registrant because of RH’s Disability (as such term is defined in the Executive Employment Agreement), or by RH for Good Reason, RH shall be entitled to the balance of the remuneration owing for the remainder of the initial three year term. If RH’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if his employment is then terminated by the Registrant for any reason other than for Just Cause or death, by the Registrant because of RH’s Disability, or by RH for Good Reason, RH shall be entitled to the balance of the remuneration he would have earned for the balance of the fixed term. If RH is terminated while he is employed on an indefinite basis by the Registrant for any reason other than for Just Cause or death, by the Registrant because of RH’s Disability, or by RH for Good Reason, RH shall be entitled to an amount equal to twice RH’s annual salary, subject to any applicable deductions, and all outstanding and accrued regular and vacation pay and expenses to the date of termination. If RH’s employment is terminated and he holds any options, rights, warrants or other entitlements for the purchase or acquisition of shares in the capital of the Registrant, all such rights shall vest immediately and continue to be available for exercise for a period of 30 days following the date of termination, after which any such rights shall be void and of no further force and effect. In the event of termination of RH’s employment for any reason within nine months of a Control Change (as such terms are defined in the Executive Employment Agreement), RH shall automatically be entitled to the following severance payments:

●	if the Control Change occurs during the initial three year term, RH shall be entitled to the balance of the remuneration owing for the remainder of the initial three year term;

●
if RH’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if the Control Change occurs during the fixed term, RH shall be entitled to the balance of the remuneration he would have earned for the balance of the fixed term; or

●
if the Control Change occurs while RH is employed on an indefinite basis, he shall be entitled to an amount equal to twice the annual salary, subject to any applicable deductions, and all outstanding and accrued regular and vacation pay and expenses to the date of termination.

RH is subject to customary non-competition and non-solicitation restrictive covenants in favor of the Registrant.

Scott M. Langille Executive Employment Agreement

In connection with his appointment as Chief Financial Officer, Scott Langille and the Registrant entered into an Executive Employment Agreement, the term of which commenced on December 1, 2011 and ends on December 31, 2014, with automatic three year renewal periods unless written notice of non-renewal is provided by Mr. Langille upon no less than 90 days prior to the end of that term or by the Registrant upon no less than 180 days prior to the end of that term. For the first three year term, Mr. Langille shall be paid an annual base salary of CND$200,000 for his services. Mr. Langille’s annual salary for future terms shall be reviewed by the Registrant’s Board of Directors. The Registrant also has agreed to provide Mr. Langille with a monthly automobile allowance of $1,200 during the term of the Agreement. Mr. Langille shall be entitled to an initial grant of options governed by the terms of the Registrant’s stock option plan to purchase an aggregate of 846,226 common shares of the Registrant, which shall vest as follows:

(i) 50% of the options will be subject to a time vesting schedule beginning on April 1, 2012 and irrespective of Mr. Langille’s continued employment with the Registrant as follows:

Date of Vesting	Number of Options Vested
April 1, 2012	8 1/3rds % of total options granted in (i)
July 1, 2012	8 1/3rds % of total options granted in (i)
October 1, 2012	8 1/3rds % of total options granted in (i)
January 1, 2013	8 1/3rds % of total options granted in (i)
April 1, 2013	8 1/3rds % of total options granted in (i)
July 1, 2013	8 1/3rds % of total options granted in (i)
October 1, 2013	8 1/3rds % of total options granted in (i)
January 1, 2014	8 1/3rds % of total options granted in (i)
April 1, 2014	8 1/3rds % of total options granted in (i)
July 1, 2014	8 1/3rds % of total options granted in (i)
October 1, 2014	8 1/3rds % of total options granted in (i)
January 1, 2015	8 1/3rds % of total options granted in (i)

The options in (i) above shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Registrant’s common shares on the day immediately preceding December 1, 2011 and an expiry date five years from the date of grant.

(ii) 25% of the options will be granted upon the quarterly achievement of either of the Gross Revenue or EBITDA targets, each as defined below, with a total of 50% of the options granted if both targets are achieved, during the three year term of the Executive Employment Agreement which shall vest as follows:

Date of Grant / Vesting	Number of Options Granted	Number of Options Vested
March 31, 2013	(a) 33 1/3rd % of total performance based options granted in (ii) above	25% of (a)
June 30, 2013		25% of (a)
September 30, 2013		25% of (a)
December 31, 2013		25% of (a)
March 31, 2014	(b) 33 1/3rd % of total performance based options granted in (ii) above	25% of (b)
June 30, 2014		25% of (b)
September 30, 2014		25% of (b)
December 31, 2014		25% of (b)
March 31, 2015	(c) 33 1/3rd % of total performance based options granted in (ii) above	25% of (c)
June 30, 2015		25% of (c)
September, 2015		25% of (c)
December 31, 2015		25% of (c)

●	Gross revenue and EBITDA targets for calendar 2012 to 2014 are to be contained in the budgets for 2012, 2013 and 2014 as approved by the Board of Directors of the Registrant.

The options referred to in clause (ii) above shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Registrant’s common shares on the day immediately preceding the date of grant and an expiry date five years from the date of grant.

Additionally, at the end of calendar 2012, and annually thereafter during the term of the Executive Employment Agreement, Mr. Langille will be eligible for performance-based compensation equal to up to 40% of his annual salary in each calendar year upon the achievement of the above gross revenue and EBITDA targets for each calendar year as set out above. Should only one of the targets, either gross revenue or EBITDA, be achieved for a calendar year, then Mr. Langille shall be eligible for 50% of the performance based compensation in such calendar year. In addition, Mr. Langille shall receive employee benefits comparable to those provided to other executive officers of the Registrant, a monthly automobile allowance of $1,200, and six weeks of vacation per calendar year.

If Mr. Langille’s employment is terminated by the Registrant for Just Cause or is terminated by Mr. Langille other than for Good Reason (as such terms are defined in the Executive Employment Agreement), Mr. Langille shall not be entitled to any further compensation, termination allowance or severance payment. If Mr. Langille’s employment is terminated during the initial three year term by the Registrant for any reason other than for Just Cause or death, by the Registrant because of Mr. Langille’s Disability (as such term is defined in the Executive Employment Agreement), or by Mr. Langille for Good Reason, Mr. Langille shall be entitled to the balance of the remuneration owing for the remainder of the initial three year term. If Mr. Langille’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if his employment is then terminated by the Registrant for any reason other than for Just Cause or death, by the Registrant because of Mr. Langille’s Disability, or by Mr. Langille for Good Reason, Mr. Langille shall be entitled to the balance of the remuneration he would have earned for the balance of the fixed term. If Mr. Langille is terminated while he is employed on an indefinite basis by the Registrant for any reason other than for Just Cause or death, by the Registrant because of Mr. Langille’s Disability, or by Mr. Langille for Good Reason, Mr. Langille shall be entitled to an amount equal to twice Mr. Langille’s annual salary, subject to any applicable deductions, and all outstanding and accrued regular and vacation pay and expenses to the date of termination. If Mr. Langille’s employment is terminated and he holds any options, rights, warrants or other entitlements for the purchase or acquisition of shares in the capital of the Registrant, all such rights shall vest immediately and continue to be available for exercise for a period of 30 days following the date of termination, after which any such rights shall be void and of no further force and effect. In the event of termination of Mr. Langille’s employment for any reason within nine months of a Control Change (as such terms are defined in the Executive Employment Agreement), Mr. Langille shall automatically be entitled to the following severance payments:

●	if the Control Change occurs during the initial three year term, Mr. Langille shall be entitled to the balance of the remuneration owing for the remainder of the initial three year term;

●
if Mr. Langille’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if the Control Change occurs during the fixed term, Mr. Langille shall be entitled to the balance of the remuneration he would have earned for the balance of the fixed term; or

●
if the Control Change occurs while Mr. Langille is employed on an indefinite basis, he shall be entitled to an amount equal to twice the annual salary, subject to any applicable deductions, and all outstanding and accrued regular and vacation pay and expenses to the date of termination.

Mr. Langille is subject to customary non-competition and non-solicitation restrictive covenants in favor of the Registrant.

Arnold Tenney Consulting Agreement

In connection with the resignation of Arnold Tenney as the Registrant’s interim President and Chief Executive Officer, Mr. Tenney and the Registrant entered into a Consulting Agreement, pursuant to which Mr. Tenney shall serve as the Registrant’s Chairman of the Corporation at the pleasure of the Board of Directors of the Registrant, as well as render advice and assistance to the Registrant on business related matters. The Consulting Agreement is for a term ending on December 31, 2012, unless renewed by the parties thereto. For the consulting services provided, Mr. Tenney will be paid a monthly fee of CND$12,500. Pursuant to the Consulting Agreement, the agreement between Mr. Tenney and the Registrant dated January 17, 2011 relating to Mr. Tenney’s retention as Interim President and Interim Chief Executive Officer, was terminated.

Janice M. Clarke Amended and Restated Executive Employment Agreement

In connection with the resignation of Janice Clarke, the Chief Financial Officer and VP of Administration of the Registrant, and appointment of Ms. Clarke as VP of Finance and Administration, Ms. Clarke and the Registrant entered into an Amended and Restated Executive Employment Agreement, which commenced on December 1, 2011. Ms. Clarke shall be paid an annual base salary of CND$160,000 for her services. Ms. Clarke also received a one-time cash bonus of $25,000 on December 1, 2011, and is entitled to stock options to purchase 25,000 common shares of the Registrant. The stock options shall expire on the fifth anniversary of their date of issuance and shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equal to the closing price of the Registrant’s common shares on the day preceding the date of grant. The options shall vest over a period of two years in equal installments at the end of every fiscal quarter. In addition, upon meeting objectives set by the Chief Financial Officer of the Registrant, Ms. Clarke shall be entitled to an annual bonus of up to 30% of her annual base salary. Ms. Clarke shall receive employee benefits comparable to those provided to other executive officers of the Registrant and five weeks of vacation per calendar year.

If Ms. Clarke’s employment is terminated by the Registrant for any other reason other than for Just Cause, Disability or death (as such terms are defined in the Amended and Restated Executive Employment Agreement), by Ms. Clarke for Good Reason (as such term is defined in the Amended and Restated Executive Employment Agreement), or by Ms. Clarke with or without reason during the six month period immediately following a Control Change (as such terms are defined in the Amended and Restated Executive Employment Agreement), Ms. Clarke shall be entitled to an amount equal to eighteen months of Annual Salary (as such term is defined in the Amended and Restated Executive Employment Agreement) at the time of termination, and all outstanding and accrued regular and vacation pay and expenses to the date of termination. Furthermore, if Ms. Clarke holds any options, rights, warrants or other entitlements for the purchase or acquisition of shares in the capital of the Registrant, all such rights shall vest immediately and continue to be available for exercise for a period of 30 days following the date of termination, after which any such rights shall be void and of no further force and effect.

Ms. Clarke is subject to customary non-competition and non-solicitation restrictive covenants in favor of the Registrant.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

ITEM 8.01. OTHER EVENTS.

Combined revenues (unaudited) of the Registrant and Tribute for the twelve month period ending December 31, 2010 were approximately $12.5 million. The Registrant’s product sales (unaudited) for this same period were approximately $2.7 million, a decrease of 9.5% over the previous twelve month period, and Tributes’ product sales (unaudited) were approximately $7.8 million, a decrease of 1.8% over the previous twelve month period. For the twelve month period ending December 31, 2010 Royalty and Licensing Revenues were 2.0 million.

Combined revenues (unaudited) of the Registrant and Tribute for the nine month period ending September 30, 2011 were approximately $8.2 million. The Registrant’s product sales (unaudited) for this same period were approximately $2.3 million, an increase of 16.1% over the previous nine month period, and Tributes’ product sales (unaudited) were approximately $5.7 million, an increase of 1.5% over the previous nine month period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Tribute Pharmaceuticals Canada Ltd. for the year ended June 30, 2011are incorporated herein by reference to Exhibits 99.1 to this report.

The audited financial statements of Tribute Pharma Canada Inc. for the years ended March 31, 2011 and 2010 are incorporated herein by reference to Exhibits 99.2 to this report

The unaudited financial statements of Tribute Pharmaceuticals Canada Ltd. for the three month period ended September 30, 2011 are incorporated herein by reference to Exhibits 99.3 to this report.

The unaudited financial statements of Tribute Pharma Canada Inc. for the three and six month periods ended September 30, 2011 and 2010 are incorporated herein by reference to Exhibits 99.4 to this report.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements as of September 30, 2011 and for the year ended December 31, 2010 are incorporated herein by reference to Exhibits 99.5 to this report and are based on the historical financial statements of the Registrant and Tribute after giving effect to the Acquisition.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

Exhibit No.	Description

2.1
Share Purchase Agreement, dated December 1, 2011, between Stellar Pharmaceuticals Inc., Elora Financial Management Inc., Mary-Ann Harris, Rob Harris and Scott Langille (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

4.1
Loan Agreement, dated June 14, 2010, between Tribute Pharma Canada Inc. and the Bank of Montreal in the amount of CND$500,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

10.1	Executive Employment Agreement, effective December 1, 2011, by and between Stellar Pharmaceuticals Inc. and Rob Harris.

10.2	Executive Employment Agreement, effective December 1, 2011, by and between Stellar Pharmaceuticals Inc. and Scott Langille.

10.3
Consulting Agreement, effective December 1, 2011, by and between Stellar Pharmaceuticals Inc. and Arnold Tenney (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference)..

10.4
Amended and Restated Executive Employment Agreement, effective December 1, 2011, by and between Stellar Pharmaceuticals Inc. and Janice Clarke (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

10.5
Security Agreement, dated June 14, 2010, by Tribute Pharma Canada Inc. in favor of the Bank of Montreal (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

10.6
Personal Guarantee, dated June 14, 2010 in favor of the Bank of Montreal by Mary-Ann Harris, Rob Harris and Scott Langille (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

99.1
Audited financial statements of Tribute Pharmaceuticals Canada Ltd. for the year ended June 30, 2011 (filed as Exhibit 99.5 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

99.2
Audited financial statements of Tribute Pharma Canada Inc. for the years ended March 31, 2011 and 2010 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

99.3
Unaudited financial statements of Tribute Pharmaceuticals Canada Ltd. for the three month period ended September 30, 2011 (filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

99.4
Unaudited financial statements of Tribute Pharma Canada Inc. for the three and six month periods ended September 30, 2011 and 2010 (filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

99.5
Unaudited pro forma condensed consolidated financial statements as of September 30, 2011 and for the year ended December 31, 2010 of Registrant and Tribute (filed as Exhibit 99.5 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2013 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: April 12, 2013	By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer